EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Secured Diversified Investment, Ltd., on Form 10-KSB for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clifford L. Strand, Chief Executive Officer and Munjit Johal Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: February 12, 2003                /s/ Clifford L. Strand
                                       Clifford L. Strand,
                                       Chief Executive Officer



Date: February 12, 2003                /s/ Munjit Johal
                                       Munjit Johal,
                                       Chief Financial Officer